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                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is entered into and effective as of the 15th day of October, 2004 by and between Bruce Fearn (the "Consultant"), and CUSTOM BRANDED NETWORKS, INC., a Nevada corporation ("CBNK").

                                    RECITALS

A. CBNK desires to engage the services of the Consultant with respect to the business development CBNK.

B. The Consultant desires to provide such services to CBNK as a contractor and pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises contained herein, the parties hereby agree as follows:

                                    AGREEMENT

1.     Term of Agreement.  This  Agreement shall be for a term of six months and
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shall  renewable  for  six  month  terms  as  agreed  to  between  the  parties.

2.     Duties  of  Consultant.   During  the  term of this Agreement, Consultant
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shall  provide  business consulting services to CBNK as directed by the board of directors of CBNK from time to time. Consultant's services shall include research into prospective business venues that may be beneficial to the Company, seeking out such business opportunities and the making of introductions and any and all other business consultations on matters that may be of intrinsic value to the Company in developing and promoting the business enterprises of the Company.

3.     Devotion to Duty.  Consultant agrees to devote such time as is reasonable
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on an  "as  needed"  basis  with respect to the consulting services.  Consultant is free to represent or perform services for other clients, provided it does not interfere with the duties contained in this Agreement.

4.     Compensation.  In  consideration  of  entering  into this Agreement, CBNK
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shall  issue  to  Consultant a total of 1,600,000 shares of CBNK's common  stock which shares are fully paid upon the execution hereof and the binding of the Consultant to the obligations herein. CBNK agrees that prior to being issued the shares will be registered on Form S-8 with the Securities and Exchange Commission and will therefore be unrestricted shares in the hands of the Consultant.

5.     Nondisclosure of Information.   Consultant agrees that it will not at any
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time,  in  any  fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation, in any manner whatsoever, any information of any kind, nature or description concerning any matters affecting or relating to the business of CBNK.

6.     Assignment  of  Agreement.  Due to the personal nature of the services to
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be  rendered  by  the  Consultant,  this  Agreement  may  not be assigned by the
Consultant  without  the  prior  written  consent  of  CBNK.

7.     Prohibited  Activities.     Consulting  services  provided  under  this
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agreement  shall  not  include:
- services in connection with the offer or sale of securities in a capital-raising transaction;
- services that directly or indirectly promote or maintain a market for the securities of CBNK including without limitation the dissemination of information that reasonably may be expected to sustain or raise or otherwise influence the price of the securities;
-     services  providing  investor  relations  or  shareholder  communications;
-     consultation  on  mergers  that  take  a  private  company  public;
- consultation in connection with financing that involves any securities issuance, whether equity or debt.

8.     Co-operation of Parties.  The parties further agree that they will do all
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things  necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and prefect the purposes of this Agreement.

9.     Interpretation of Agreement.  The parties agree that should any provision
       ---------------------------
of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

10.     Modification  of  Agreement.  This  Agreement may be amended or modified
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in  any  way  and  at  any  time  by an instrument in writing, signed by each of the parties hereto, stating the manner in which it is amended or modified. Any such writing amending or modifying of this Agreement shall be attached to and kept with this Agreement.

11.     Legal  Fees.  If  any  legal  action  or  any  arbitration  or  other
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proceeding is  brought  for  the  enforcement  of  this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable legal fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                                        -2-

12.     Entire Agreement.  This  Agreement  constitutes the entire Agreement and
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understanding  of  the  parties  hereto  with  respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and cancelled by this Agreement.

13.     Counterparts.  This  Agreement  may  be  signed  in  one  or  more
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counterparts.

14.     Facsimile  Transmission  Signatures.  A  signature  received pursuant to
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a  facsimile  transmission  shall  be  sufficient  to  bind  a  party  to  this
Agreement.

15.     Recitals.  The  recitals  set forth in the forepart of this document are
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incorporated herein by this reference and are made a part hereof as though fully set  forth  herein.

DATED  this  15th  day  of  October,  2004.



CUSTOM  BRANDED  NETWORKS,  INC.     Consultant

/s/ Paul G. Carter                   /s/ Bruce Fearn
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Paul G. Carter, President            Bruce Fearn